Related party transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related party transactions
Note 28 - Related party transactions
a) Transactions with entities over which we have significant influence
Since 2019, we have provided three rigs on a bareboat basis for Perfomex to service its contract with Opex and two rigs on a bareboat basis for Perfomex II to service its contract with Akal. All the companies are 49% owned joint venture companies. Perfomex and Perfomex II provide the jack-up rigs under traditional dayrate drilling and technical service agreements to Opex and Akal. This structure enables Opex and Akal to provide bundled integrated well services to PEMEX. The potential revenue earned is fixed under each of the PEMEX contracts, while Opex and Akal manage the drilling services and related costs on a per well basis. The revenue from these contracts can be found within the Related party revenue line in our Consolidated Statement of Operations. We are also obligated, as a 49% shareholder, to fund any capital shortfall in Opex or Akal where the Board of Opex or Akal make a cash call to the shareholders under the provisions of the Shareholder Agreements. See Note 3 'Equity Method Investments'.
A summary of leasing revenues earned and management services agreement revenues reported as 'related party revenue' earned for the year ended December 31, 2020 and for the five month period from the date of incorporation to December 31, 2019 is as follows:

(In $ millions)	2020	2019
Management Services Agreement
Perfomex	10.9	2.6
Perfomex II	7.5	0.2
Opex	1.1	1.3
Akal	—	—

Bareboat Revenue
Perfomex	17.5	2.4
Perfomex II	5.3	—
Total	42.3	6.5

Funding provided to Mexican Joint Ventures for the year ended December 31, 2020 and for the five month period from the date of incorporation to December 31, 2019:

(In $ millions)	2020	2019
Funding provided
Perfomex	10.8	30.7
Perfomex II	9.4	—
Opex	3.6	0.1
Akal	1.7	—

Total	25.5	30.8

Receivables: The balances with the Mexican Joint Ventures as of December 31, 2020 and 2019 consisted of the following:

	As of December 31,
(In $ millions)	2020	2019
Receivables
Perfomex	25.9	6.5
Perfomex II	7.1	0.2
Opex	1.9	1.9
Akal	—	—
Total	34.9	8.6

In addition, we have provided a guarantee valued at $5.9 million to support Opex’s operations under the contracts with PEMEX.
b) Transactions with former Chief Executive Officer and Chief Financial Officer

In May, June and August 2019, our chief executive officer and chief financial officer at the time received advance payments in aggregate amount of approximately $500,000 each to be offset against future bonuses. Such advances were not approved by our compensation committee or board of directors. Section 13(k) of the U.S. Exchange Act of 1934 (the “Exchange Act”), which applies to the Company since its initial public offering in the United States in July 2019, prohibits personal loans to a director or executive officer of a company with shares registered under the Exchange Act.  Following disclosure of such advances to our board of directors, and determination that such advances constituted an inadvertent violation of Section 13(k) of the Exchange Act, the advances were repaid in full and/or deemed repaid with the advances offset against amounts otherwise payable to them.
b) Transactions with Other related parties

Net Expenses: The transactions with other related parties for the years ended December 31, 2020, 2019 and 2018 are as follows:

(In $ millions)	2020	2019	2018
General and administrative expenses
Magni Partners Limited (ii)	1.0	1.0	—

Rig operating and maintenance expenses
Schlumberger Limited (iii)	6.9	14.6	8.5
Total	7.9	15.6	8.5

Payables: The balances with other related parties as of December 31,2020 and 2019

	As of December 31,
(In $ millions)	2020	2019
Schlumberger Limited (iii)	—	0.4
Total	—	0.4

(i) Agreements and other Arrangements with Drew Holdings Limited (“Drew”)
Drew is a trust established for the benefit of Tor Olav Trøim, Deputy Chairman of our Board. Drew is, following its merger with Taran Holdings Limited (“Taran”) in 2017, a large shareholder in us.
On March 22, 2018, it was announced that we would raise up to $250 million in an equity offering divided in two tranches. Tranche 2 of the equity offering was subject to approval by the extraordinary general meeting to be held on April 5, 2018 and subsequent share issue. In connection with the settlement of tranche 2, $27.7 million was recorded as a liability to shareholders, including $20.0 million to Drew as of March 31, 2018. On May 30, 2018, the 1,528,065 new shares allocated in tranche 2 of the equity offering were validly issued and fully paid and the related liabilities settled.
(ii) Agreements and other Arrangements with Magni Partners Limited (“Magni”)
Mr. Tor Olav Trøim is the Deputy Chairman of our Board and is the sole owner of Magni.
Corporate Support Agreement
Magni is party to a Corporate Support Agreement with the Company pursuant to which it is providing strategic advice and assistance in sourcing investment opportunities, financing and other such services as the Company wishes to engage, at the Company's option. There is both a fixed and variable element to the agreement, with the fixed cost element representing the reimbursement of Magni’s fixed costs, and any variable element being at the Company’s discretion. This agreement was originally formalized on March 15, 2017, and was superseded by a revised agreement in August 2020.
(iii) Agreements and other Arrangements with Schlumberger Limited (“Schlumberger”)
Schlumberger is one of our larger shareholders, holding 6.9% at December 31, 2020. Until his appointment as our Chief Executive Officer, Patrick Schorn, formerly Executive Vice President of Wells at Schlumberger Limited, was a Director on our Board. Following the resignation of Patrick Schorn from Schlumberger on August 31, 2020, Schlumberger ceased to be a related party. Purchases from Schlumberger were $6.9 million up to August 31, 2020 and $14.6 million during 2019.
Collaboration Agreement
On October 6, 2017, we signed an enhanced collaboration agreement with Schlumberger with the intention of offering performance-based drilling contracts to our clients whereby the required drilling services along with the rig equipment were integrated under a single contract. We believe that this provides us with a competitive advantage while tendering for such work.
Commercial Arrangements
We have obtained certain rig and other operating supplies from Schlumberger and may continue to obtain such supplies in the future.

Other
We have entered into arrangements with companies which are related to our former Chief Financial Officer, Rune Magnus Lundetræ. Charges during 2019 were $0.03 million, of which $nil was outstanding at the end of 2020 and 2019.